EX99.B(h)(1)


                            ADMINISTRATION AGREEMENT


                             Wells Fargo Funds Trust
                                111 Center Street
                           Little Rock, Arkansas 72201


         THIS AGREEMENT is made as of this 8th day of November, 1999, by and between Wells Fargo Funds Trust, a Delaware business trust (the "Trust") and Wells Fargo Bank, N.A., a national banking association ("Wells Fargo").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain Wells Fargo to render certain administrative services to the Trust's investment portfolios listed on Appendix A (individually, a "Fund" and collectively, the "Funds"), and Wells Fargo is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Wells Fargo to act as Administrator of the Funds, and Wells Fargo hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided. Each new investment portfolio established in the future by the Trust shall automatically become a "Fund" for all purposes hereunder as if it were listed on Appendix A, absent written notification to the contrary by either the Trust or Wells Fargo.

         2. Delivery of Documents. The Trust shall furnish to, or cause to be furnished to, Wells Fargo originals of, or copies of, all books, records, and other documents and papers related in any way to the administration of the Trust.

         3. Duties as Administrator. Wells Fargo shall, at its expense, provide the following administrative services in connection with the operations of the Trust and the Funds:

     (a) receive and tabulate shareholder votes;

     (b) furnish statistical and research data;


     (c) coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission ("SEC") of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

     (d) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

     (e) prepare and file Form 24F-2s and N-SARs;

     (f) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocating amounts to the appropriate Funds and Classes thereof and instructing the Funds' custodian to pay such bills;

     (g)  coordinate  (or  assist  in) the  preparation  of  reports  and  other
information   materials   regarding  the  Funds  including   proxies  and  other
shareholder communications, and review prospectuses;

     (h) prepare expense table information for annual updates;

     (i) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervising the work of such counsel;

     (j) provide office facilities and clerical support for the Funds;

     (k) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions;

     (l) serve as liaison between the Funds and their independent auditors;

     (m) prepare and file tax returns;

     (n) review payments of Fund expenses;

     (o) prepare expense budgeting and accruals;

     (p) provide communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;

     (q)  provide   information  to  the  Funds'  distributor   concerning  fund
performance and administration;

     (r)  assist  the  Trust  in  the   development  of  additional   investment
portfolios;

     (s) provide reports to the Funds' board of directors regarding its activities;

     (t) assist in the preparation and assembly of meeting materials, including comparable fee information, as required, for the Funds' board of directors; and

     (u) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust's transfer and dividend disbursing agent, custodian, and fund accountant, provided that nothing in this Agreement shall be deemed to require Wells Fargo to provide any services that may not be provided by it under applicable banking laws and regulations.

         In performing all services under this Agreement, Wells Fargo shall: (a) act in conformity with the Trust's Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time, and with the Trust's registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

         In connection with its duties under this Paragraph, Wells Fargo may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Wells Fargo to comply with this Agreement and all relevant provisions of the 1940 Act, the Investment Advisers Act of 1940, any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Wells Fargo will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. Wells Fargo will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Paragraph 5.

         4. Compensation. In consideration of the administration services to be rendered by Wells Fargo under this Agreement, the Trust shall pay Wells Fargo a monthly fee, as shown on Appendix A, of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the Funds' net assets during the preceding month. If the fee payable to Wells Fargo pursuant to this Paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund's net assets shall be computed in the manner specified in that Fund's registration statement as then on file with the SEC for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares. For purposes of this Agreement, a "business day" is any day that the Trust is open for trading.

         5.       Limitation of Liability; Indemnification.

                  (a) Wells Fargo shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from Wells Fargo's willful misfeasance, bad faith, or negligence in the performance of its obligations and duties or that of its agents or sub-administrators, or by reason of its or their reckless disregard thereof. Any person, even though also an officer, director, employee or agent of Wells Fargo, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Wells Fargo's duties as Administrator hereunder), to be acting solely for the Trust and not as an officer, director, employee, or agent or one under the control or discretion of Wells Fargo even though paid by it.

                  (b) The Trust, on behalf of each Fund, will indemnify Wells Fargo against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit relating to the particular Fund and not resulting from willful misfeasance, bad faith, or negligence of Wells Fargo or its agents or sub-administrators in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. Wells Fargo will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust's prior written consent. Any amounts payable by the Trust under this Subparagraph shall be satisfied only against the assets of the Fund involved in the claim, demand, action, or suit and not against the assets of any other Fund.

                  (c) Wells Fargo will indemnify the Trust against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit against the Trust or any Fund that resulted from a failure of Wells Fargo or its agents to act in accordance with the standard of care set forth in Subparagraph (a) above; provided that such loss, claim, damage, liability or expense did not result primarily from willful misfeasance, bad faith, or negligence of the Trust or its agents (other than Wells Fargo or agents of Wells Fargo) in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. The Trust will not confess any claim or settle or make any compromise in any instance in which Wells Fargo will be asked to provide indemnification, except with Wells Fargo's prior written consent.

         6. Allocation of Expenses. Wells Fargo assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition to the fees described in Section 4 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its expenses which are not expressly assumed by Wells Fargo hereunder. The expenses of legal counsel and accounting experts retained by Wells Fargo, after consulting with the Trust's legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by Wells Fargo of its duties under this Agreement shall be deemed to be expenses of, and shall be paid for by, the Trust.

         7. Amendments. This Agreement may be amended at any time by mutual agreement in writing of the Trust and Wells Fargo, provided that the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act, approves any such amendment in advance.


         8. Administrator's Other Businesses. Except to the extent necessary to perform Wells Fargo's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Wells Fargo, or any affiliate or employee of Wells Fargo, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         9. Duration. This Agreement shall become effective on its execution date and shall remain in full force and effect for one year or until terminated pursuant to the provisions in Paragraph 10, and it may be reapproved at least annually by the Board of Trustees, including a majority of the directors who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act.

         10. Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the members of the Trust's Board of Trustees, on 60 days' written notice to Wells Fargo; or by Wells Fargo on 60 days' written notice to the Trust.

         11. Expense Waivers. If in any fiscal year the total expenses of a Fund incurred by, or allocated to, the Fund, excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund and including only the fees provided for in Paragraph 4 and those provided for pursuant to the Fund's advisory agreement ("includible expenses"), exceed the applicable voluntary expense waivers, if any, set forth in the Prospectus, Wells Fargo shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the fee payable pursuant to this Agreement is calculated under Paragraph 4, and the denominator of which shall be the sum of such percentage plus the percentage at which the fee payable pursuant to the Fund's advisory agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this Agreement and/or the Fund's advisory agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately for and applied separately to the portions of excess attributable to, the period to which a particular percentage rate applied. At the end of each month of the Trust's fiscal year, the Trust shall review the includible expenses accrued during that fiscal year to the end of that period and shall estimate the includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this Paragraph for a fiscal year with respect to the Fund, the monthly fee set forth in Paragraph 4 payable to Wells Fargo for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the estimated excess pro rated over the remaining months of the fiscal year (including the month just ended). For purposes of computing the excess, if any, the value of the Fund's net assets shall be computed in the manner specified in Paragraph 4, and any reimbursements required to be made by Wells Fargo shall be made once a year promptly after the end of the Trust's fiscal year.

         12. Trust not bound to violate its Articles. Nothing in this Agreement shall require the Trust to take any action contrary to any provision of its Declaration of Trust or to any applicable statute or regulation.

         13.      Miscellaneous.

                  (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or Wells Fargo shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

         To the Trust:

         Wells Fargo Funds Trust
         111 Center Street
         Little Rock, Arkansas  72201
         Attention:  Richard H. Blank, Jr.


         To Wells Fargo:

         Wells Fargo Bank, N.A.
         525 Market Street, 12th Floor
         San Francisco, California  94105
         Attention:  Michael J. Hogan

                  (b) This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be subject to assignment (as that term is defined under the 1940 Act) without the written consent of the other party.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one agreement.

(e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  (f) If any provision of this Agreement is declared to be prohibited or unenforceable, the remaining provisions of this Agreement shall continue to be valid and fully enforceable.


         In witness whereof, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                         WELLS FARGO FUNDS TRUST


                                                   By: /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary


                                                          WELLS FARGO BANK, N.A.


                                                        By: /s/ Michael J. Hogan
                                                                Michael J. Hogan
                                                           Senior Vice President


                                                  By: /s/ Elizabeth A. Gottfried
                                                          Elizabeth A. Gottfried
                                                                  Vice President

                                   Appendix A

           Funds of Wells Fargo Funds Trust Covered by This Agreement


Fee of 0.15% of average daily net assets on an annual basis:

1.       Aggressive Balanced-Equity Fund
2.       Arizona Tax-Free Fund
3.       Asset Allocation Fund
4.       California Limited Term Tax-Free Fund
5.       California Tax-Free Fund
6.       California Tax-Free Money Market Fund
7.       California Tax-Free Money Market Trust
8.       Cash Investment Money Market Fund
9.       Colorado Tax-Free Fund
10.      Corporate Bond Fund
11.      Disciplined Growth Fund
12.      Diversified Bond Fund
13.      Diversified Equity Fund
14.      Diversified Small Cap Fund
15.      Equity Income Fund
16.      Equity Index Fund
17.      Equity Value Fund
18.      Government Money Market Fund
19.      Growth Balanced Fund
20.      Growth Equity Fund
21.      Growth Fund
22.      Income Fund
23.      Income Plus Fund
24.      Index Allocation Fund
25.      Index Fund
26.      Intermediate Government Income Fund
27.      International Equity Fund
28.      International Fund
29.      Large Company Growth Fund
30.      LifePath Opportunity Fund
31.      LifePath 2010 Fund
32.      LifePath 2020 Fund
33.      LifePath 2030 Fund
34.      LifePath 2040 Fund
35.      Limited Term Government Income Fund
36.      Minnesota Intermediate Tax-Free Fund
37.      Minnesota Money Market Fund
38.      Minnesota Tax-Free Fund
39.      Moderate Balanced Fund
40.      Money Market Fund
41.      Money Market Trust
42.      National Limited Term Tax-Free Fund
43.      National Tax-Free Fund
44.      National Tax-Free Institutional  Money Market Fund
45.      National Tax-Free Money Market Fund
46.      National Tax-Free Money Market Trust
47.      Oregon Tax-Free Fund
48.      Overland Express Sweep Fund
49.      Prime Investment Money Market Fund
50.      Small Cap Growth Fund
51.      Small Cap Opportunities Fund
52.      Small Cap Value Fund
53.      Small Company Growth Fund
54.      Stable Income Fund
55.      Strategic Income Fund
56.      Treasury Plus Institutional Money Market Fund
57.      Treasury Plus Money Market Fund
58.      100% Treasury Money Market Fund
59.      Variable Rate Government Fund
60.      Wealthbuilder Growth & Income Portfolio
61.      Wealthbuilder Growth Balanced Portfolio
62.      Wealthbuilder Growth Portfolio



Approved by Board of Trustees:      March 26, 1999